EXHIBIT 99     Certification Pursuant to Title 18, United  States
          Code, Section 1350, as Adopted Pursuant to Section 906 Of The Sarbanes-Oxley Act Of 2002


In connection with the Annual Report of USA Telcom Internationale ("USA Telcom") on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Allen Jones, President, Chief Executive Officer, and Principal Financial Officer of USA Telcom, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of USA Telcom

Date: April 15, 2003

/s/ Allen Jones
---------------------
Allen Jones
President and Chief Executive Officer
Principal Financial Officer